Exhibit 21
INTERSTATE HOTELS & RESORTS, INC.
Subsidiaries
Consolidated Subsidiaries

Subsidiary	Jurisdiction	Ownership
AGH Leasing, L.P.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.
Albuquerque Beverage Management, Inc.	New Mexico	100% Interstate Hotels & Resorts, Inc.
Apalachee Bay SAS	France	100% BridgeStreet Accommodations, Ltd.
Beaumont ABC Corporation	Texas	100% Interstate Hotels & Resorts, Inc.
BridgeStreet Corporate Housing Worldwide, Inc.	Delaware	100% Interstate Hotels & Resorts, Inc.
BridgeStreet Colorado, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet Midwest, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet Minneapolis, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet Southwest, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet Ohio, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet California, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet Maryland, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet North Carolina, LLC	Delaware	100% Interstate Operating Company, LP
BridgeStreet Raleigh, LLC	North Carolina	100% Interstate Operating Company, LP
BridgeStreet Canada, LLC	Canada	100% BridgeStreet Corporate Housing Worldwide, Inc
BridgeStreet Accommodations, Ltd.	United Kingdom	100% BridgeStreet Corporate Housing Worldwide, Inc
BridgeStreet London, Ltd.	United Kingdom	100% BridgeStreet Accommodations, Ltd
BridgeStreet Wardrobe Place, Ltd	United Kingdom	100% BridgeStreet Accommodations, Ltd.
CapStar Winston Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.
CapStar BK Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.
CapStar St. Louis Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts Inc.
Flagstone Hospitality Management LLC	Delaware	100% MeriStar Flagstone LLC
Continental Design and Supplies Company, LLC	Delaware	1% Interstate Member, Inc. 99% Interstate Hotels, LLC
Colony Hotels and Resorts Company	Delaware	100% Interstate Hotels, LLC
Crossroads Hospitality Company, LLC	Delaware	99% Interstate Hotels, LLC 1% Interstate Member, Inc
Crossroads Hospitality Management Company, LLC	Delaware	100% Interstate Hotels & Resorts, Inc.
Crossroads Hospitality Tenant Company, LLC	Delaware	99% Interstate Hotels, LLC 1% Interstate Member, Inc.
Garden ABC Corporation	Texas	100% Interstate Hotels & Resorts, Inc.
Houston ABC Corp.	Texas	100% Interstate Hotels & Resorts, Inc.
Hilltop Equipment Leasing Company, LP	Delaware	99% Interstate Hotels, LLC 1% Interstate Member, Inc.
Interstate ABC Corporation	Delaware	100% Interstate Hotels & Resorts, Inc.
Interstate Canada Hotel, Ltd.	Ontario	100% Interstate Hotels & Resorts, Inc.
Interstate Charlotte, LLC	Delaware	100% Interstate Operating Company, LP
Interstate Cerritos, LLC	Delaware	100% Interstate Operating Company, LP
Interstate Concord, LLC	Delaware	100% Interstate Operating Company, LP
Interstate Durham LLC	Delaware	100% Interstate Operating Company, L.P.
Interstate Operating Company, L.P.	Delaware	98% Interstate Hotels & Resorts, Inc. (LP) 2% ___Other Listed Partners
Interstate Management Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P 1% Interstate Hotels & Resorts, Inc.

Subsidiary	Jurisdiction	Ownership
Interstate MIP Mezzanine, LLC	Delaware	100% Interstate Operating Company, LP
Interstate Hotels Corporation	Maryland	100% Interstate Hotels & Resorts Inc.
Interstate Property Partnership, LP	Delaware	.5% Interstate Partner Corporation 99.5% Interstate Property Corporation
Interstate Property Corporation	Delaware	100% Interstate Hotels & Resorts, Inc
Interstate Partner Corporation	Delaware	100% Interstate Hotels & Resorts, Inc
Interstate Investment Corporation	Delaware	100% Interstate Hotels & Resorts, Inc
IHC II, LLC	Delaware	100% Interstate Hotels & Resorts, Inc
Interstate Hotels Company	Delaware	100% Interstate Hotels & Resorts, Inc
Interstate Member, Inc	Delaware	100% Interstate Hotels & Resorts, Inc
Interstate Pittsburgh Hotel Holdings, LLC	Delaware	100% Interstate Property Partnership, L.P.
Interstate Houston Partner, LP	Delaware	99% Interstate Property Corporation L.P. (LP) 1% Interstate Kissimmee Partner, L.P. (GP)
Interstate Hotels, LLC	Delaware	100% Northridge Holdings, Inc
IHC Holdings, Inc.	Delaware	100% Northridge Holdings Inc
IHC/Moscow Corporation	Delaware	100% Interstate Hotels, LLC
IHC Moscow Services, LLC	Delaware	100% Interstate Hotels, LLC
IHC International Development (U.K.), LLC	Delaware	100% Interstate Hotels, LLC
IHC Services Company, LLC	Delaware	100% Interstate Member, Inc.
Interstate Kissimmee Partner, LP	Delaware	100% Interstate /KP Holding Corporation
Interstate NHF, LLC	Delaware	100% Interstate Operating Company, LP
IHC/KP Holding Corporation	Delaware	100% Interstate Partner Corporation
Interstate/Manchester Company, LLC	Delaware	100% Interstate Property Partnership
Interstate/Dallas Partnership, LP	Delaware	100% Interstate Property Corporation
Interstate/Dallas GP, LLC	Delaware	100% Interstate Property Corporation
Interstate Westminister Property	Delaware	100% Interstate Operating Company, LP
Interstate Sub. Inc.	Delaware	100% Interstate Operating Company, LP
Interstate Sub., LLC	Delaware	100% Interstate Operating Company, LP
Interstate Ontario Hotel, LLC	Delaware	100% Interstate Operating Company, LP
Interstate Receiver Columbia Management Company	Delaware	100% Interstate Operating Company, LP
Interstate Receiver, LLC	Delaware	100% Interstate Operating Company, LP
Loryl(1), Ltd	United Kingdom	100% BridgeStreet Accommodations, Ltd.
MIP GP, Inc.	Delaware	100% Interstate MIP Mezzanine, LLC
MIP GP, LLC	Delaware	99% Interstate Operating Company, L.P. 1% MIP GP, Inc.
MeriStar AGH Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.
MeriStar Laundry, LLC	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc
MeriStar Preston Center, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc
MeriStar Management (Vancouver-Metrotown) Ltd	British Columbia Canada	100% Interstate Management Company, L.L.C.
MeriStar Vacations, L.L.C.	Delaware	100% Interstate Operating Company, L.P.
MeriStar HGI Company, L.L.C.	Delaware	100% Interstate Operating Company, L.P.
MeriStar Storrs Company, L.L.C.	Delaware	99% Interstate Operating Company, L.P. 1% Interstate Hotels & Resorts, Inc.
MeriStar Flagstone, LLC	Delaware	100% Interstate Operating Company, L.P
Northridge Insurance Company	Cayman Islands	100% Interstate Hotels, LLC
Northridge Holdings, Inc.	Delaware	100% Interstate Hotels & Resorts, Inc.
PAH-Hilltop GP, LLC	Delaware	100% Interstate Hotels, LLC
PAH-Cambridge Holdings, LLC	Delaware	100% Interstate Hotels, LLC
Twin Towers Leasing, L.P.	Delaware	49% Interstate Operating Company, LP 51% AGH Leasing, LP
The NetEffect Strategic Alliance, LLC	Delaware	100% Interstate Operating Company, L.P.

Joint Venture Subsidiaries

Subsidiary	Jurisdiction	Ownership
Anchorage Linen Service, a Joint Venture	Alaska	35% MeriStar Laundry, LLC
BoyStar Ventures, L.P.	Ohio	9% CapStar BK Company, L.L.C.
CapStar Hallmark Company, L.L.C.		50% CapStar St. Louis Company, L.L.C.
CapStar Wyandotte Company II, L.L.C.	Missouri	50% CapStar KCII Company, L.L.C.
Campus Associates Limited Partnership	Delaware	5% MeriStar Storrs Company, L.L.C.
CNL IHC Partners, LP	Delaware	10% Interstate Manchester Company, L.L.C.
CY — CIH Manchester Parent, LLC	Delaware	100% CNL IHC Partners, LP
CY Manchester Hotel Partners, LP	Delaware	.5% CY — CIH Manchester Parent, LLC 99.5% CNL IHC Partners, L.P. (LP)
CY Manchester Tenant Corporation	Delaware	100% CY Manchester Hotel Partners, LP
FCH/IHC Hotels, LP	Delaware	49.045% Interstate/ Dallas Partnership, LP 5% Interstate/ Dallas GP, LLC
FCH/IHC Leasing, LP	Delaware	49.045% Interstate/ Dallas Partnership, LP ..5% Interstate/ Dallas GP
FCH/IHC Atlanta Hotels, LLC	Delaware	100% FCH/IHC Leasing, LP
FCH/IHC Dallas Hotels, LP	Delaware	.5% FCH/IHC Dallas Holdings, LLC (GP) 99.5% FCH/IHC Hotels, LP (LP)
FCH/IHC Houston Hotels, LP	Delaware	.5% FCH/IHC Houston Holdings, LLC (GP) 99.5% FCH/IHC Hotels, LP (LP)
FCH/IHC I-10 Hotels, LP	Delaware	.5% FCH/IHC I-10 Holdings, LLC (GP) 99.5% FCH/ IHC Hotels, LP (LP)
FCH/IHC Scottsdale Hotels, LLC	Delaware	100% FCH/IHC Hotels LP
FCH/IHC Dallas Holdings, LLC	Delaware	100% FCH/IHC Hotels LP
FCH/IHC Houston Holdings, LLC	Delaware	100% FCH/IHC Hotels LP
FCH/IHC I-10 Holdings, LLC	Delaware	100% FCH/IHC Hotels LP
FCH/IHC Atlanta Leasing, LLC	Delaware	100% FCH/IHC Hotels LP
FCH/IHC Dallas Leasing, LP	Delaware	.5% FCH/IHC Dallas Leasing, LLC (GP) 99.5% FCH/IHC Leasing, LP (LP)
FCH/IHC Houston Leasing, LP	Delaware	.5 FCH/IHC Houston Leasing GP, LLC 99.5% FCH/IHC Leasing, LP
FCH/IHC I-10 Leasing, LP	Delaware	.5 FCH /IHC I-10 Leasing, GP, LLC 99.5% FCH/IHC Leasing, LP
FCH/IHC Scottsdale Leasing, LLC	Delaware	100% FCH/IHC Leasing, LP
FCH/IHC Dallas Leasing, LLC	Delaware	100% FCH/IHC Leasing, LP
FCH/IHC Houston Leasing GP, LLC	Delaware	100% FCH/IHC Leasing, LP
FCH/IHC I-10 Leasing GP, LLC	Delaware	100% FCH/IHC Leasing, LP
HI Galleria Hotel Partnership, LP	Delaware	5% HI CIH Galleria Parent LLC (GP) 99.5% CNL-IHC Partners L.P. (LL)
Interconn Ponte Vedra Company, LLC	Delaware	10% Interstate Property Corporation
MIP Lessee, LP	Delaware	0.5% MIP GP, LLC (GP) 9.5% Interstate Operating Company, LP
MeriStar Investment Partners, L.P.	Delaware	100% Common Interest MIP Lessee, L.P. 100% Preferred Interest Third Party
MIP Philadelphia, L.P.	Delaware	1.0% MIP Philadelphia G.P., Inc. (GP) 99% MIP Mezzanine, LLC
MIP Philadelphia GP, Inc.	Delaware	100% MIP Mezzanine, LLC
MIP Trumbull, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Milwaukee, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Walnut Creek, LLC	Delaware	100% MIP Mezzanine, LLC
MIP San Diego, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Fremont, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Scottsdale, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Bloomington, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Mezzanine Two LLC	Delaware	MIP Mezzanine Three LLC owns 100%
MIP Mezzanine Three LLC	Delaware	MeriStar Investment Partners, L.P. owns 100%
MIP Iowa City, LLC	Delaware	100% MIP Mezzanine, LLC
MIP Anchorage, LLC	Delaware	100% MIP Mezzanine, LLC
MML Restaurant Associates	California	50% MeriStar H & R Operating Company, L.P.
Middletown Hotel Associates Limited Partnership	Delaware	12.5% Meristar Storrs Company, LLC
MRI Houston Hospitality, LP	Delaware	25% Interstate Houston Partner, LP
RI — CIH Manchester Parent, LLC	Delaware	100% CNL IHC Partners, LP
RI Manchester Hotel Partners, LP	Delaware	100% Manchester Hotel Partners, LP
Sunstone Hotel Properties, Inc.	Colorado	100% Interstate Hotels & Resorts, Inc.
Smithtown Long Island Hotel Properties	Delaware	10% Interstate NHF, LLC
STS Hotel Net, LLC	Delaware	8.3166% Interstate Operating Company, L.P.
Orchard, Park & Associates	Delaware	5 % Interstate Operating Company, LP